CONSOLIDATED STATMENTS OF COMPREHENSIVE INCOME (LOSS) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net income (loss)	$ (923)	$ 726	$ (1,420)
Other comprehensive loss:
Foreign currency translation adjustments	(1,698)	(257)	(483)
Other comprehensive loss	(1,698)	(257)	(483)
Comprehensive income (loss)	$ (2,621)	$ 469	$ (1,903)